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                                                                    Exhibit 10.3

                              NATIONS EXPRESS, INC.

                               OMNIBUS STOCK PLAN
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                              NATIONS EXPRESS, INC
                               OMNIBUS STOCK PLAN


                                Table of Contents
                                -----------------

Section                                                                     Page
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ARTICLE I - Name, Purpose and Definitions......................................1

1.1      Name..................................................................1
1.2      Purpose...............................................................1
1.3      Definitions...........................................................1

ARTICLE II - Eligibility.......................................................4

ARTICLE III- Awards............................................................4

3.1      General...............................................................4
3.2      Stock Options.........................................................4
3.3      Stock Appreciation Rights.............................................5
3.4      Restricted Stock......................................................6
3.5      Performance Awards....................................................6
3.6      Other Awards..........................................................6

ARTICLE IV - Award Agreements..................................................6

4.1      General...............................................................6
4.2      Required Terms........................................................6
4.3      Optional Terms........................................................8

ARTICLE V - Shares of Stock Subject to the Plan................................8

5.1      General...............................................................8
5.2      Additional Shares.....................................................8
5.3      Computation Rules.....................................................9
5.4      Shares to be Used.....................................................9

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ARTICLE VI - Administration....................................................9

6.1      General...............................................................9
6.2      Duties...............................................................10
6.3      Powers...............................................................10
6.4      Intent to Avoid Insider Trading......................................10

ARTICLE VII - Adjustments Upon Changes in Capitalization......................10

ARTICLE VIII - Changes of Control.............................................11

8.1      General..............................................................11
8.2      Definition of Change of Control......................................11

ARTICLE IX - Amendment and Termination........................................12

9.1      Amendment of Plan....................................................12
9.2      Termination of Plan      ............................................13
9.3      Effective Date and Procedure for Amendment or Termination............13

ARTICLE X - Miscellaneous.....................................................13

10.1     Rights of Employees and Directors....................................13
10.2     Compliance with Law..................................................13
10.3     Deferral Programs....................................................14
10.4     Unfunded Status......................................................14
10.5     Limits on Liability..................................................14
10.6     Article or Section References........................................14

ARTICLE XI - Effective Date of Plan...........................................14

                                      -ii-
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                              NATIONS EXPRESS, INC.
                               OMNIBUS STOCK PLAN


                                    ARTICLE I
                         NAME, PURPOSE, AND DEFINITIONS

         Section 1.1. Name. The Plan shall be known as the "Nations Express, Inc. Omnibus Stock Plan" (the "Plan").

         Section 1.2. Purpose. The purpose of the Plan is to benefit the Company, Subsidiaries and their shareholders by encouraging and enabling key Employees and Directors of the Company and Subsidiaries to obtain a financial interest in the Company. The Plan is intended to aid the Company and Subsidiaries in attracting and retaining officers, key employees and directors, to stimulate the efforts of those individuals, and to strengthen their desire to remain in the office, employ, or service of the Company and Subsidiaries.

         Section 1.3. Definitions. Whenever used in the Plan, unless the context clearly indicates otherwise, the following terms have the following meanings:

                  (a) "Award" means an award granted pursuant to Article III.

                  (b) "Award Agreement" means an agreement described in Article IV hereof entered into between the Company and a Participant, setting forth the terms, conditions and limitations applicable to the Award granted to the Participant.

                  (c) "Beneficiary," with respect to a Participant, means (i) one or more persons as the Participant may designate as primary or contingent beneficiary in a writing delivered to the Company or Committee or, (ii), if there is no such valid designation in effect at the Participant's death, either (A) the Participant's Spouse or, (B) if the Participant is not married at the date of the Participant's death, the Participant's estate. This definition shall not, however, supersede or adversely affect, nor shall it be subject to, any definition or designation of beneficiary which may be included in any Award.

                  (d) "Board" means the Board of Directors of the Company as it may be comprised from time to time.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute, and applicable regulations.

                  (f) "Committee" means the committee appointed by the Board from among its members, which shall be comprised of not less than two
         (2) persons. The Committee may be a standing committee of the Board such as the compensation committee if the members of that committee satisfy the requirements of the following

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         sentence. A member of the Committee must not be an Employee, must not have received an Award during the one year period prior to service on the Committee, and must otherwise satisfy Rule 16b-3 with respect to grants to executive officers.

                  (g) "Company" means Nations Express, Inc., a North Carolina corporation, and any successor corporation.

                  (h) "Director" means any individual who is a member of the Company's Board.

                  (i) "Disability" means the inability, in the opinion of the Company's group health insurance carrier (or claims processor, if applicable), of a Participant, because of injury or sickness, to work at a reasonable occupation which is available with the Participant's employer (the Company or a Subsidiary) or at any gainful occupation for which the Participant is or may become fitted.

                  (j) "Employee" means any individual who is a salaried employee of the Company or any Subsidiary, whether or not he is a Director.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

                  (l) "Fair Market Value" in reference to the Stock of the Company means as of a given date

                           (i) the closing price of a share of Stock on the
                  National Market System or national securities exchange on which the Stock is then trading as of the day immediately prior to such date, or if Stock was not traded on that day, then on the next preceding trading day during which a sale occurred; or

                           (ii) if the Stock is not traded on the National
                  Market System or listed on a national securities exchange, the mean between the bid and asked prices per share last reported by the National Association of Securities Dealers, Inc., for the over-the-counter market on the day immediately prior to such date, or in the absence of any bid and asked prices on that date, the mean of the bid and asked prices per share of such Stock quoted on the next preceding day for which there were such quotations; or

                           (iii) if the Stock is not traded on the National
                  Market System or listed on a national securities exchange, and quotations for the Stock are not reported by the National Association of Securities Dealers, Inc., the fair market value determined by the Committee on the day immediately preceding such date on the basis of available prices for the Stock or in such manner as the Committee shall agree.

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         The Committee shall determine the Fair Market Value of any security that is not publicly traded, using such criteria as it shall determine, in its sole discretion, to be appropriate for such valuation.

                  (m) "Insider" means any person who is subject to Section 16 of the Exchange Act.

                  (n) "Participant" means an Employee or Director designated by the Committee to be eligible for an Award pursuant to this Plan.

                  (o) "Restricted Stock" means shares of Stock which have certain restrictions attached to the ownership thereof, which may be issued under Section 3.4.

                  (p) "Retirement" means termination of employment with the Company or a Subsidiary for any reason other than death or Disability on or after age 65.

                  (q) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission as now in force or as such regulation or successor regulation shall be hereafter amended.

                  (r) "Section 16" means Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder as they may be amended from time to time.

                  (s) "Stock" means shares of the Common Stock of the Company.

                  (t) "Stock Appreciation Right" means a right, the value of which is determined relative to the appreciation in value of shares of Stock, which may be issued under Section 3.3.

                  (u) "Stock Option" means a right to purchase shares of Stock granted pursuant to Section 3.2 and includes Incentive Stock Options and Non-Qualified Stock Options as defined in Section 3.2(a).

                  (v) "Subsidiary" means any corporation (other than the Company), limited liability company, or other business organization in an unbroken chain of entities beginning with the Company in which each of such entities other than the last one in the unbroken chain owns stock, units, or other interests possessing 50 percent or more of the total combined voting power of all classes of stock, units, or other interests in one of the other entities in that chain.

                  (w) "Substantial Shareholder" means an Employee who is, at the time of the grant to the Employee of an Award, an "owner" (as defined in Section 422(b)(6) of the Code, modified as provided in Section 424 of the Code) of more than ten percent

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         (10%) of the total combined voting power of all classes of stock Units, or other interests of the Company or any Subsidiary.

                                   ARTICLE II
                                   ELIGIBILITY

Awards may be granted to any Director and to any Employee who is or class of Employees who are designated as Participants from time to time by the Committee; provided, however, that (i) no member of the Committee shall be eligible to participate and (ii) no Director who is not an Employee shall be eligible to receive an Incentive Stock Option as defined in Section 3.2(a). The Committee shall determine which Employees and Directors shall be Participants, the type of Award to be made to each Participant, and the terms, conditions, and limitations applicable to each Award.

                                   ARTICLE III
                                     AWARDS

         Section 3.1. General. Awards may include, but are not limited to, those described in this Article III, including its sections. The Committee may grant Awards singly, in tandem, or in combination with other Awards, as the Committee may in its sole discretion determine. Subject to the other provisions of this Plan, Awards also may be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other employee plan of the Company.

         Section 3.2. Stock Options. A Stock Option is a right to purchase a specified number of shares of Stock at a specified price during such specified time as the Committee shall determine, subject to the following:

                  (a) An option granted may be either of a type that complies with the requirements of incentive stock options as defined in Section 422 of the Code ("Incentive Stock Option") or of a type that does not comply with such requirements ("Non-Qualified Option").

                  (b) The exercise price per share of any Incentive Stock Option shall be no less than the Fair Market Value per share of the Stock subject to the option on the date such Stock Option is granted; provided, that, if an Incentive Stock Option is granted to a Substantial Shareholder, the exercise price per share shall be no less than 110 percent of the Fair Market Value per share of the Stock subject to the option on the date the Stock Option is granted.

                  (c) The exercise price per share of any Non-Qualified Option shall be not less than 90% of the Fair Market Value per share of Stock subject to the option on the date such Stock Option is granted.

                                       4
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                  (d) An Incentive Stock Option may not be exercisable after the expiration of ten (10) years (or, in the case of a Substantial Shareholder, five (5) years) from the date such Option is granted.

                  (e) A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased and complying with such other terms as the Committee may specify.

                  (f) The exercise price of the Stock subject to the Stock Option may be paid in cash or, at the discretion of the Committee, may also be paid by the tender of shares of Stock already owned by the Participant, or through a combination of cash and shares of Stock, or through such other means that the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Stock will be issued or accepted.

                  (g) The exercise price of the Stock subject to the Stock Option may be paid, at the discretion of the Committee, by delivery to the Company or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares as to which the Stock Option is to be exercised and to deliver the sale or margin loan proceeds directly to the Company to pay the exercise price.

         Section 3.3. Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon surrender of the right, but without payment, an amount payable in cash and/or shares of Stock under such terms and conditions as the Committee shall determine, subject to the following:

                  (a) A Stock Appreciation Right may be granted in tandem with part or all of, in addition to, or completely independent of a Stock Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with a Stock Option may be granted at the time of grant of the related Stock Option or at any time thereafter during the term of the Stock Option.

                  (b) The amount payable in cash and/or shares of Stock with respect to each right shall be equal in value to a percent of the amount by which the Fair Market Value per share of Stock on the exercise date exceeds the exercise price of the Stock Appreciation Right. The applicable percent shall be established by the Committee. The amount payable in shares of Stock, if any, is determined with reference to the Fair Market Value on the date of exercise.

                  (c) Stock Appreciation Rights issued in tandem with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon the exercise of the Stock Appreciation Right, the Participant shall surrender to the Company the underlying Stock Option. Stock Appreciation Rights

                                       5
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         issued in tandem with Stock Options shall automatically terminate upon the exercise of such Stock Options.

         Section 3.4. Restricted Stock. Restricted Stock is shares of Stock that are either issued to a Participant or awarded to a Participant as "phantom stock" and are subject to such terms, conditions, and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer, or other disposition of the Restricted Stock and requirement of forfeiture of the Restricted Stock upon termination of employment under certain specified conditions. The Committee may provide for the lapse of any such term or condition or waive any such term or condition based on such factors or criteria as the Committee may determine. If the shares subject to a Restricted Stock Award are issued to a Participant, the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company, including, but not limited to, the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock.

         Section 3.5 Performance Awards. Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards which are contingent upon the performance of all or a portion of the Company and/or Subsidiaries or which are contingent upon the individual performance of the Participant. Performance Awards may be in the form of performance units, performance shares, and such other forms of performance Awards which the Committee shall determine. The Committee shall determine the performance measurements and criteria for such performance Awards.

         Section 3.6 Other Awards. The Committee may from time to time grant other Stock and Stock-based Awards under the Plan, including, without limitation, Awards issued as bonuses or other compensation for services, those Awards pursuant to which shares of Stock are or may in the future be acquired, Awards denominated in Stock units, securities convertible into shares of Stock, and dividend equivalents. The Committee shall determine the terms and conditions of such other Stock and Stock-based Awards provided that such Awards shall not be inconsistent with the terms and purpose of this Plan.

                                   ARTICLE IV
                                AWARD AGREEMENTS

         Section 4.1 General. Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of shares of Stock or other security, Stock Appreciation Rights, or units subject to the Award and such other terms and conditions applicable to the Award as are determined by the Committee.

         Section 4.2 Required Terms. In any event, Award Agreements shall include, at a minimum, explicitly or by reference, the following terms:

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                  (a) Assignability; Exercise. Provisions defining the
         conditions under which and transferees to whom an Award may be assigned, pledged, or otherwise transferred. In the absence of any such provision, an Award may not be assigned, pledged, or otherwise transferred except by will or by the laws of descent and distribution and, during the lifetime of a Participant, the Award may be exercised only by such Participant or by the Participant's guardian or legal representative.

                  (b) Termination of Employment. A provision describing the treatment of an Award in the event of the Retirement, Disability, death, or other termination of a Participant's employment as an Employee or service as a Director, including but not limited to terms relating to the vesting, time for exercise, forfeiture, or cancellation of an Award in such circumstances.

                  (c) Rights of Shareholder. A provision that a Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Article VII, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case grants of dividend equivalents or similar rights shall not be considered to be a grant of any other shareholder right.

                  (d) Withholding. A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award. In the case of an Award paid in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of Awards paid in shares of Stock or other securities of the Company, a Participant may satisfy the withholding obligation by paying the amount of any taxes in cash or, with the approval of the Committee, shares of Stock or other securities may be deducted from the payment to satisfy the obligation in full or in part as long as such withholding of shares does not violate any applicable laws, rules or regulations of federal, state, or local authorities. The number of shares to be deducted shall be determined by reference to the Fair Market Value of such shares of Stock on the applicable date (the "given" date of Section 1.3(l)).

                  (e) Holding Period. In the case of an Award to an Insider, unless otherwise determined by the Committee:

                           (i) of an equity security, a provision stating (or
                  the effect of which is to require) that such security must be held for at least six months (or such longer period as the Committee in its discretion specifies) from the date of acquisition; or

                           (ii) of a derivative security with a fixed exercise
                  price within the meaning of Section 16, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date of acquisition of the derivative security to

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                  the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security; or

                           (iii) of a derivative security without a fixed
                  exercise price within the meaning of Section 16, a provision stating (or the effect of which is to require) that at least six months (or such longer period as the Committee in its discretion specifies) must elapse from the date upon which such price is fixed to the date of disposition of the derivative security (other than by exercise or conversion) or its underlying equity security.

         Section 4.3 Optional Terms. Award Agreements may include the following terms:

                  (a) Replacement, Substitution, and Reloading. Any provisions

                           (i) permitting the surrender of outstanding Awards or
                  securities held by the Participant in order to exercise or realize rights under other Awards, under similar or different terms (including the grant of reload options), or,

                           (ii) requiring holders of Awards to surrender
                  outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

                  (b) Other Terms. Such other terms as are necessary and appropriate to effect an Award to the Participant including but not limited to the term of the Award, vesting provisions, deferrals, any requirements for continued employment with the Company or a Subsidiary, any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, the effect on the Award of a Change of Control as defined in Article VIII, or the price, amount, or value of Awards.


                                    ARTICLE V
                                 SHARES OF STOCK
                               SUBJECT TO THE PLAN

         Section 5.1 General. Subject to the adjustment provisions of Article VII hereof, the number of shares of Stock for which Awards may be granted under the Plan shall not exceed one million (1,000,000) shares.

         Section 5.2 Additional Shares. Any unexercised or undistributed portion of the terminated, expired, exchanged, or forfeited Award or Awards settled in cash in lieu of shares of Stock shall be available for further Awards in addition to those available under Section 5.1 hereof.

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         Section 5.3 Computation Rules. For the purpose of computing the total number of shares of Stock granted under the Plan, the following rules shall apply to Awards payable in shares of Stock or other securities, where appropriate:

                  (a) except as provided in subsection (e) of this Section, each Stock Option shall be deemed to be the equivalent of the maximum number of shares that may be issued upon exercise of the particular Stock Option;

                  (b) except as provided in subsection (e) of this Section, each other Stock-based Award payable in some other security shall be deemed to be equal to the number of shares to which it relates;

                  (c) except as provided in subsection (e) of this Section, where the number of shares available under the Award is variable on the date it is granted, the number of shares shall be deemed to be the maximum number of shares that could be received under that particular Award;

                  (d) where one or more types of Awards (both of which are payable in shares of Stock or another security) are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares under each type of Award shall be deemed to be the equivalent of the number of shares under the other; and

                  (e) each share awarded or deemed to be awarded under the preceding subsections shall be treated as shares of Stock, even if the Award is for a security other than Stock.

Additional rules for determining the number of shares of Stock granted under the Plan may be made by the Committee, as it deems necessary or appropriate.

         Section 5.4 Shares to be Used. The shares of Stock which may be issued pursuant to an Award under the Plan may be authorized but unissued Stock or Stock that may be acquired, subsequently or in anticipation of the transaction, in the open market to satisfy the requirements of the Plan.


                                   ARTICLE VI
                                 ADMINISTRATION

         Section 6.1 General. The Plan and all Awards pursuant thereto shall be administered by the Committee so as to permit the Plan to comply with Rule 16b-3. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

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         Section 6.2 Duties. The Committee shall have the duty to administer the
Plan, and to determine periodically the Participants in the Plan and the nature, amount, pricing, timing, and other terms of Awards to be made to such individuals.

         Section 6.3 Powers. The Committee shall have all powers necessary to enable it to carry out its duties under the Plan properly, including without limitation the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of shares of Stock or other security, Stock Appreciation Rights, or units granted, the terms of any Award Agreements, and other matters arising hereunder shall be determined by the Committee, and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern. In addition, the Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding the Plan or Awards thereunder as those relate to Insiders including but not limited to decisions regarding the timing, eligibility, pricing, amount or other material term of such Awards. In the case of an Award to an Insider, the Committee may, in its discretion and consistent with the terms of the Plan, the requirements of
Section 16 and Rule 16b-3 with respect to Insiders, the requirements of other applicable law, and the terms of an Award Document, amend, modify, or waive the provisions of an Award Document or grant a new Award with respect to or in replacement of an existing Award; provided, however, that no such amendment, modification, or waiver shall, without the Participant's consent, alter or impair any rights or obligations under an Award Document unless that is specifically permitted by the Award Document.

         Section 6.4 Intent to Avoid Insider Trading. It is the intent of the Company that the Plan and Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 6.4, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to insiders.

                                   ARTICLE VII
                            ADJUSTMENTS UPON CHANGES
                                IN CAPITALIZATION

In the event of a reorganization, recapitalization, Stock split, Stock dividend, exchange of Stock, combination of Stock, merger, consolidation or any other change in corporate structure of the Company affecting the Stock, or in the event of a sale by the Company of all or a

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significant part of its assets, or any distribution to its shareholders other than a normal cash dividend, the Committee may make appropriate adjustment in the number, kind, price and value of shares of Stock authorized by this Plan and any adjustments to outstanding Awards as it determines appropriate so as to prevent dilution or enlargement of rights.


                                  ARTICLE VIII
                               CHANGES OF CONTROL


         Section 8.1 General. In the event of a Change of Control of the Company, in addition to any action required or authorized by the terms of an Award Agreement, the Committee may, in its discretion, recommend that the Board of Directors take any of the following actions as a result of, or in anticipation of, any such event to assure fair and equitable treatment of the Plan Participants:

                  (a) accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding Award made pursuant to the Plan;

                  (b) offer to purchase any outstanding Award made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change of Control; or

                  (c) make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Plan Participants following such Change of Control.

Any such action approved by the Board shall be conclusive and binding on the Company, a Subsidiary, and all Plan Participants.

         Section 8.2 Definition of Change of Control. For the purposes of this Section, a "Change of Control" shall mean the earliest date on which either of the following events shall occur:

                  (a) Any Person (as defined hereafter) or Persons as a group beneficially own more than 25% of the combined voting power of all classes of the Company's outstanding capital stock;

                  (b) The Company shall be merged into another corporation or shall be consolidated with another corporation and immediately following the effective date of any such merger or consolidation, the shareholders of the Company just prior to the merger or consolidation do not, as a group, beneficially own 50% or more of the combined voting power of all classes of the outstanding capital stock of the surviving corporation in any such merger or consolidation.

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                  (c) The Company shall sell substantially all of its assets to another entity which is not a wholly-owned Subsidiary; or

                  (d) An individual, entity or group shall acquire after the date this Plan is approved by the Board, otherwise than directly from the Company, beneficial ownership of 25% or more of the outstanding common stock or voting power of the Company, provided that no such individual, entity or group shall be deemed to beneficially own any securities held by:

                        (i) the Company or any of its Subsidiaries; or

                        (ii) any employee benefit plan of the Company or any of
                             its Subsidiaries, or

                  (e) The persons who were directors of the Company on the effective date of the Plan (Article XI), together with those who subsequently became directors of the Company and whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors who were directors of the Company on the effective date of the Plan, or directors whose nomination or election was approved as provided above (the "Continuing Directors"), shall cease to constitute a majority of the Board or of its successor by merger, consolidation or sale of assets.

However, a majority of the Continuing Directors may approve any event described in Sections 8.2(a), (b), (c), and (d) and determine that, for purposes of this Plan, a Change of Control has not occurred.

For purposes of this Section, "Person" means any individual, firm, corporation, partnership, limited liability company, trust or other entity; provided, however, that "Person" does not include:

                  (a) the Company or any Subsidiary; or

                  (b) any employee benefit plan of the Company or any Subsidiary or any entity appointed or established by the Company or Subsidiary as a fiduciary for or pursuant to the terms of any such employee benefit plan.

                                   ARTICLE IX
                            AMENDMENT AND TERMINATION

         Section 9.1 Amendment of Plan. The Company expressly reserves the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan and any or all Award Agreements under the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate; provided, however, no amendment

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may be effective without the approval of the shareholders of the Company if shareholder approval of such amendment is required in order that transactions in Company securities under the Plan be exempt from the operation of Section 16(b) of the Exchange Act or if such amendment, with respect to the issuance of Incentive Stock Options, either

                  (a) increases the number of shares of Stock which may be issued under the Plan, except as provided for in Article VII; or

                  (b) materially modifies the requirements as to eligibility for participation in the Plan (unless designed to comport with the Code, the Employee Retirement Income Security Act of 1974, or other laws);

         Section 9.2 Termination of Plan. The Company expressly reserves the right, at any time, to suspend or terminate the Plan and any or all Award Agreements under the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate, including, without limitation, suspension or termination as to any participating Subsidiary, Employee, or class of Employees.

         Section 9.3 Effective Date and Procedure for Amendment or Termination. Any amendment to the Plan or termination of the Plan shall be made by the Company by resolution of the Board and shall not require the approval or consent of any Subsidiary, Participant, or Beneficiary in order to be effective to the extent permitted by law. Any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law.


                                    ARTICLE X
                                  MISCELLANEOUS

         Section 10.1 Rights of Employees and Directors. Status as an eligible Employee or Director shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or Director or to eligible Employees or Directors generally. Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Director any right to continue in the employ or other service of the Company or constitute any contract or limit in any way the right of the Company to change such person's compensation or other benefits or to terminate the employment or service of such person with or without cause.

         Section 10.2 Compliance with Law. No certificate for Stock distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time or any successor statute, the Exchange Act and the requirements of the market systems or exchanges on which the Company's Stock may, at the time, be traded or listed.

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         Section 10.3 Deferral Programs. The Board may, at its discretion, adopt a program or programs of deferred receipt whereby a Participant or Participants may defer receipt of Stock or cash otherwise issuable or payable to the Participant pursuant to an Award, which program(s) shall contain such rules concerning eligibility to participate, timing of elections to defer, forms of distribution of the Stock or cash and the like as the Board of Directors shall determine.

         Section 10.4 Unfunded Status. The Plan shall be unfunded. Neither the Company, nor a Subsidiary, nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, a Subsidiary, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

         Section 10.5 Limits on Liability. Any liability of the Company or any Subsidiary to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement. Neither the Company nor any Subsidiary nor any member of the Board or the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in good faith under the Plan. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each member of the Board and the Committee from and against any and all liability, claims, demands, costs, an expenses (including the costs and expenses of attorneys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of the Plan except for such actions or inactions which are not in good faith or which constitute willful misconduct.

         Section 10.6 Article or Section References. All references in this Plan to articles or sections refer to articles and sections of this Plan unless specifically noted otherwise.

                                   ARTICLE XI
                             EFFECTIVE DATE OF PLAN

This Plan shall become effective on the date of adoption of the Plan by the Board; provided, however, the effectiveness of this Plan is subject to its approval and ratification by the shareholders of the Company within one year from the date of adoption hereof by the Board. The Committee shall have authority to grant Awards hereunder until one day before the ten year anniversary of the date of adoption of the Plan by the Board, subject to the ability of the Company to terminate the Plan as provided in Article IX.

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